UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2021

Infinity Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31141	33-0655706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Massachusetts Avenue, Floor 4, Cambridge, MA	02138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 453-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.001 par value	INFI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On September 1, 2021, the Board of Directors (the “Board”) of Infinity Pharmaceuticals, Inc.  (the “Company”), upon recommendation from the Nominating and Corporate Governance Committee of the Board, expanded the size of the Board from six to seven members and elected Dr. Brian Schwartz as a member of the Board, effective September 7, 2021.  Dr. Schwartz will serve as a director with a term expiring at the Company’s 2022 annual meeting of stockholders and thereafter until his successor has been duly elected and qualified or until his earlier death, resignation or removal.  Dr. Schwartz was also elected to serve on the Research and Development Committee of the Board.

Dr. Schwartz and the Company entered into a certain Consultant Agreement, dated April 28, 2020 (the “Consultant Agreement”), pursuant to which Dr. Schwartz provided clinical development and clinical operations consulting services to the Company until September 6, 2021 (the “Termination Date”) and received an aggregate of $391,000 of cash compensation. In addition to cash compensation, Dr. Schwartz received an option grant for 60,000 shares of the Company’s common stock that vested semi-annually beginning in November 2020 and an option grant for 150,000 shares of the Company’s common stock that vested semi-annually beginning in June 2021. On September 1, 2021, the Board accelerated the vesting of certain of Dr. Schwartz’s option grants such that an additional 67,500 options are fully vested as of the Termination Date.

There are no arrangements or understandings between Dr. Schwartz and any other persons pursuant to which he was elected as a director.

Dr. Schwartz will receive compensation for his service as a non-employee director and for his committee service in accordance with the Company’s director compensation program, which is described in the Company’s Definitive Proxy Statement for the Company’s 2021 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 26, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY PHARMACEUTICALS, INC.
Date: September 7, 2021

	By:	/s/ Adelene Q. Perkins
Adelene Q. Perkins
Chief Executive Officer